UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K/A

                                 CURRENT  REPORT
                Pursuant  to  Section  13  or  15(d)  of  the  Securities
                       Exchange  Act  of  1934  DATE  OF  REPORT

               (DATE  OF  EARLIEST  EVENT  REPORTED):  December 24, 2003


                         COMMISSION  FILE  NUMBER  333-34308

                                   NeWave,  Inc.
-----------------------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

               Utah                                   87-0520575
-------------------------------             ---------------------------
(State  or  other  jurisdiction  of     (I.R.S.  Employer
 incorporation  or  organization)       identification  No.)


                        404  East  1st  Street,  #1345
                          Long  Beach,  CA  90802
               ---------------------------------------------------
                     (Address  of  principal  executive  office)
                                   (Zip  Code)

                                562-983-5331
              ----------------------------------------------------
              (Registrant's  telephone  number,  including  area  code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  9.01  Completion  of  Acquisition  or  Disposition  of  Assets

The Registrant has previously filed its Current Report on Form 8-K, dated February 12, 2004 (pertaining to the Agreement and Plan of
Reorganization with NeWave, Inc. whereby we issued 94 shares of our Class C Convertible Preferred Stock to the shareholders of NeWave in exchange for 100% of the issued and outstanding common stock of NeWave) without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends Item 9.01, subparagraph (a) of the Current Report on Form 8-K to read as follows:


                                  NEWAVE, INC.


                                TABLE OF CONTENTS


                                                      PAGE

INDEPENDENT AUDITORS' REPORT                            1
BALANCE SHEET                                           2
STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT         3
STATEMENT OF CASH FLOWS                                 4
NOTES TO FINANCIAL STATEMENTS                         5-10

                          INDEPENDENT AUDITORS' REPORT


Board  of  Directors
NeWave,  Inc.
Irvine,  California


We have audited the accompanying balance sheet of NeWave, Inc., as of December 31, 2003, and the statements of operations and cash flows for the five months ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NeWave, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the five months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.




Rose,  Snyder  &  Jacobs
A  Corporation  of  Certified  Public  Accountants

Encino,  California

August  17,  2004

                                            1


                                  NEWAVE, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                                    ASSETS

CURRENT ASSETS
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $       -
Accounts receivable, net of allowance for doubtful accounts
of $125,000 at December 31, 2003. . . . . . . . . . . . . . . . . .    209,744
Employee advances . . . . . . . . . . . . . . . . . . . . . . . . .     19,820
Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37,101
Other current assets. . . . . . . . . . . . . . . . . . . . . . . .     13,130
                                                                     ----------

TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    279,795
                                                                     ----------

PROPERTY & EQUIPMENT, net of accumulated depreciation
   and amortization of $33,365. . . . . . . . . . . . . . . . . . .    205,941
                                                                     ----------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 485,736
                                                                     ==========

                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Book overdraft. . . . . . . . . . . . . . . . . . . . . . . . . . .  $  24,914
Current portion of long-term debt . . . . . . . . . . . . . . . . .     80,000
Related party loans . . . . . . . . . . . . . . . . . . . . . . . .    581,502
Accounts payable and accrued expenses . . . . . . . . . . . . . . .    159,706
                                                                     ----------

TOTAL CURRENT LIABILITIES . . . . . . . . . . . . . . . . . . . . .    846,122
                                                                     ----------

LONG TERM LIABILITIES
Long-term debt, less current portion. . . . . . . . . . . . . . . .    100,000
                                                                     ----------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . . . . .    946,122
                                                                     ----------


SHAREHOLDERS' EQUITY (DEFICIT)
Common stock, 20,000,000 shares authorized shares at $.001 par
  value, 27,590 shares issued and outstanding at December 31, 2003.         28
Additional paid-in capital. . . . . . . . . . . . . . . . . . . . .    144,972
Accumulated deficit . . . . . . . . . . . . . . . . . . . . . . . .   (605,386)
                                                                     ----------

TOTAL SHAREHOLDERS' EQUITY (DEFICIT). . . . . . . . . . . . . . . .   (460,386)
                                                                     ----------

TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY (DEFICIT). . . . . . . . . . . . . . . . . . . . . . . . .  $ 485,736
                                                                     ==========

                                     2

                                  NEWAVE, INC
                STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
              FOR THE PERIOD AUGUST 2003 THROUGH DECEMBER 31, 2003

NET REVENUE . . . . . . . .  $1,151,517

OPERATING EXPENSES
Salaries. . . . . . . . . .     544,331
Advertising . . . . . . . .     425,473
Consulting fees . . . . . .     134,326
Other operating expenses. .     590,359
                             -----------
                              1,694,489
                             -----------

  LOSS FROM OPERATIONS. . .    (542,972)
                             -----------

OTHER INCOME (EXPENSES)
Interest expense. . . . . .     (62,414)
                             -----------

  LOSS BEFORE INCOME TAXES.    (605,386)
                             -----------

Provision for income taxes.           -
                             -----------

  NET LOSS. . . . . . . . .  $ (605,386)
                             ===========

                                   3

                                  NEWAVE, INC.
                            STATEMENT OF CASH FLOWS
              FOR THE PERIOD AUGUST 2003 THROUGH DECEMBER 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss. . . . . . . . . . . . . . . . . . .  $ (605,386)
Adjustments to reconcile net loss to net cash
  provided by (used in) operating activities:
   Depreciation and amortization. . . . . . .      33,365
Bad debt expense. . . . . . . . . . . . . . .     125,000
(Increase) in current assets:
Accounts receivable . . . . . . . . . . . . .    (334,744)
Employee advances . . . . . . . . . . . . . .     (19,820)
Inventory . . . . . . . . . . . . . . . . . .     (37,101)
Other current assets. . . . . . . . . . . . .     (13,130)
Increase in current liabilities:
  Accrued expenses and accounts payable . . .     159,706
                                               -----------

NET CASH USED IN OPERATING ACTIVITIES . . . .    (692,110)
                                               -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment. . . . . .     (94,306)
                                               -----------

NET CASH USED IN INVESTING ACTIVITIES . . . .     (94,306)
                                               -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Book overdraft. . . . . . . . . . . . . . . .      24,914
Proceeds from related party debt. . . . . . .   1,247,230
Payments on related party debt. . . . . . . .    (665,728)
Proceeds from long-term borrowings. . . . . .     188,000
Payments on long-term borrowings. . . . . . .      (8,000)
                                               -----------

NET CASH PROVIDED BY FINANCING ACTIVITIES . .     786,416
                                               -----------

NET INCREASE (DECREASE) IN CASH . . . . . . .           -

CASH AT BEGINNING OF PERIOD . . . . . . . . .           -
                                               -----------

CASH AT END OF PERIOD . . . . . . . . . . . .  $        -
                                               ===========

SUPPLEMENTAL DISCLOSURE OF CASHFLOWS
Interest paid . . . . . . . . . . . . . . . .      25,000
Income taxes paid . . . . . . . . . . . . . .           -
Noncash transactions:
   Contribution of property and equipment . .     145,000

                                  4

                        See independent auditors' report.

                                  NEWAVE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003


1.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Business  and  Basis  of  Presentation
--------------------------------------

NeWave, Inc., dba Onlinesupplier.com (the "Company"), a privately held Nevada corporation, was organized on February 14, 2001. The Company commenced operations in August 2003. The Company offers a comprehensive line of products and services at wholesale prices through an online club membership. Additionally, the Company creates, manages and maintains effective website solutions for eCommerce. The Company is doing business under "Onlinesupplier.com".

On December 23, 2003, NeWave dba Onlinesupplier.com entered into a definitive reorganization agreement with NeWave Inc., formerly known as Utah Clay Technology, Inc, a publicly traded Utah Corporation. On January 15, 2004, all outstanding shares of the Company's common stock were acquired by NeWave, Inc. The purchase price consisted of $150,000 and the assumption of $165,000 in convertible debt for 576,968 shares of NeWave dba Onlinesupplier.com's common stock. Pursuant to the acquisition, NeWave dba Onlinesupplier.com became a wholly-owned subsidiary of NeWave, Inc. Although from a legal perspective, NeWave, Inc. acquired NeWave dba Onlinesupplier.com, the transaction is viewed as a recapitalization of NeWave dba Onlinesupplier.com accompanied by the an issuance of stock by NeWave dba Onlinesupplier.com for the net assets of NeWave, Inc. This is because NeWave, Inc. did not have operations immediately prior to the transaction, and following the reorganization, NeWave dba Onlinesupplier.com was the operating company.

Going  Concern
--------------

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern. The accompanying financial statements do not reflect any adjustments that might result if the Company is unable to continue as a going concern. The Company's losses and negative cash flows from operations might indicate that the Company will be unable to continue as a going concern. The ability of the Company to continue as a going concern and appropriateness of using the going concern basis is dependent upon, among other things, profitability of future operations and additional cash infusion.

The Company is raising capital on an ongoing basis through traditional debt financing, and through the issuance of convertible debentures. Management believes this will generate the additional cash required to fund the Company's operations and allow it to meet its obligations.

                                      5
Use  of  Estimates
------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements. Significant estimates made in preparing these financial statements include the allowance for doubtful accounts, valuation allowance and useful lives for depreciable and amortizable assets. Actual results could differ from those estimates.

Accounts  Receivable
--------------------

The Company maintains an allowance for doubtful accounts for estimated losses that may arise if any of its customers are unable to make required payments. Management specifically analyzes the age of customer balances, historical bad debt experience, customer credit-worthiness, and changes in customer payments terms when making estimates of the uncollectibility of the Company's trade accounts receivable balances. If the Company determines that the financial conditions of any of its customers deteriorated, whether due to customer specific or general economic issues, an increase in the allowance may be made. Accounts receivable are written off when all collection attempts have failed.

Inventories
-----------

Inventories consist of a variety of wholesale goods purchased for individual resale and are stated at the lower of cost, determined by the first-in, first-out ("FIFO") method, or market.

Property  &  Equipment
----------------------

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets, generally three to seven years.

Fair  Value  of  Financial  Instruments
---------------------------------------

The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, notes payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.

Revenue  Recognition
--------------------

The Company recognizes income when the products are shipped, and when the service is provided. The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements" which provides guidance on the recognition, presentation and disclosure of revenue in financial statements. SAB No. 101 outlines the basic criteria that must be met to recognize revenue and provides guidance for the disclosure of revenue recognition policies. The Company's revenue recognition policy for sale of products is in compliance with SAB No. 104. Revenue from the sale of products is recognized when a formal arrangement exists, the price is fixed or determinable, the delivery is completed and collectibility is reasonably assured. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers and historic credit losses have been within management's expectations.

Advertising  Costs
------------------

Advertising and promotional materials are expensed when incurred. Total advertising costs were $425,473 for the period from commencement of operations through December 31, 2003.

                                        6

Shipping  and  Handling  Costs
------------------------------

Shipping and handling costs are expensed when incurred. Total shipping and handling costs were $5,816 for the period from commencement of operations through December 31, 2003.

Income  Taxes
-------------

The Company uses the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. The measurement of deferred tax assets and liabilities is based on provisions of applicable tax law. The measurement of deferred tax assets is reduced, if necessary, by a valuation allowance based on the portion of tax benefits that are more likely than not, not to be realized based on available evidence.


2.     PROPERTY  AND  EQUIPMENT

Property  and  equipment  at  December  31,  2003  consists  of  the  following:

Computers  and  office  equipment                    $     171,306
Software                                                    68,000
                                                           -------
                                                           239,306
Less  accumulated  depreciation  and  amortization         (33,365)
                                                          --------
                                                     $     205,941



3.     ACCOUNTS  PAYABLE  AND  ACCRUED  EXPENSES

Accounts payable and accrued expenses at December 31, 2003 consists of the following:

Accounts  payable                                        $     82,475
Salaries  and  payroll  taxes  payable                         77,231
                                                               ------
                                                         $    159,706

4.     RELATED  PARTY  TRANSACTIONS

During the period ended December 31, 2003, a board member of the Company provided debt financing to the Company totaling $45,000. Repayments during the period ended December 31, 2003 totaled $19,057.

During the period ended December 31, 2003, a finance company controlled by a board member of the Company provided debt financing to the Company totaling $804,971. Repayments during the period ended December 31, 2003 totaled $630,333.

During the period ended December 31, 2003, an owner who is also an officer of the Company provided debt financing to the Company totaling $59,095. Repayments during the period ended December 31, 2003 totaled $7,000.

During the period ended December 31, 2003, family members of an owner who is also an officer of the Company provided debt financing to the Company totaling $92,464. Repayments during the period ended December 31, 2003 totaled $8,773.

                                        7

During the period ended December 31, 2003, an owner who is also an employee of the Company provided debt financing to the Company totaling $20,700. Repayments during the period ended December 31, 2003 totaled $565.

During the period ended December 31, 2003, an individual provided debt financing to the Company totaling $225,000. This individual was given an equity incentive to provide the debt financing. There were no repayments during the period ended December 31, 2003.

During the period ended December 31, 2003, the Company received certain office equipment as a contribution of capital from a finance company controlled by a board member of the Company. Accordingly, the office equipment has been recorded at its fair market value of $145,000, and additional paid in capital has been increased by a corresponding amount.


5.     RELATED  PARTY  LOANS

As of December 31, 2003, the Company has an unsecured note due to a related party of $50,000, bearing an interest rate of 15%. The note commenced on August 28, 2003, and is due on demand. This note was subsequently repaid in June 2004.

As of December 31, 2003, the Company has an unsecured note due to a related party of $50,000, bearing an interest rate of 15%. The note commenced on September 3, 2003, and is due on demand. This note was subsequently repaid in June 2004.

As of December 31, 2003, the Company has an unsecured note due to a finance company which is controlled by a board member of the Company of $150,000, bearing an interest rate of 6%. The note commenced on December 13, 2003, and is due on demand. In January 2004, the Company issued convertible debt, bearing an interest rate of 6%, in exchange for this unsecured note.

As of December 31, 2003, the Company has a non-interest bearing note due to a family member of an owner who is also an officer of the Company of $50,000. The note commenced on August 28, 2003. This note was exchanged for 50,000 of the Company's common shares in January 2004.

As of December 31, 2003, the Company has a non-interest bearing note due to a to a family member of an owner who is also an officer of the Company of $10,000. The note commenced on August 28, 2003. This note was exchanged for 10,000 of the Company's common shares in January 2004.

                                        8

As of December 31, 2003, the Company has an unsecured note due to a related party of $125,000 bearing an interest rate of 6%. The note commenced on January 10, 2003 and is due on demand. In January 2004, the Company issued convertible debt, bearing an interest rate of 6%, in exchange for this unsecured note.

As of December 31, 2003, the Company has an unsecured note due to an owner who is also an employee of the Company of $5,635, bearing an interest rate of 8%. The note commenced on August 18, 2003 and is due on demand.

As of December 31, 2003, the Company has consulting fees payable to a board member, an owner who is also an employee of the Company and an owner who is also an officer of the Company totaling $25,943, $14,500 and $50,000, respectively. Formal payment terms have yet to be established.

As of December 31, 2003, the Company has a non-interest bearing note due to an owner who is also an officer of the Company of $2,095. This note is due on demand.

As of December 31, 2003, the Company has a non-interest bearing note due to a to a family member of an owner who is also an officer of the Company of $23,691. This note was exchanged for 28,000 of the Company's common shares in January 2004.

As of December 31, 2003, the Company has a non-interest bearing note due to a company which is controlled by a board member of the Company of $24,638. Formal payment terms have yet to be established.


6.     LONG-TERM  DEBT

The Company has an unsecured non-interest bearing note due to a finance company of $180,000. This note is the amount due as of December 31, 2003 with regard to a legal settlement consummated in August 2004. A payment of $30,000 was made in August 2004. Payments of $12,500 are to be made beginning in September 2004 through August 2005.

The aggregate annual principal payments for long-term debt for the years following December 31, 2003, are as follows, and reflect the effect of the refinancings and pre-payments of long-term debt as discussed above:

2004          $     80,000
2005               100,000
Total         $    180,000



                                        9

7.     COMMITMENTS  AND  CONTINGENCIES

     Legal  Matters
     --------------

The Company is involved in certain legal actions and claims arising in the ordinary course of business. It is the opinion of management, that such litigation and claims will be resolved without a material effect on the Company's financial position.

8.     LEASES

The Company occupies its offices in Goleta, California without a formal lease on a month-to-month basis. Monthly rent was $12,364 during the period ended December 31, 2003. This agreement was subsequently terminated and the Company vacated the premises in July 2004.

The Company signed a formal lease for office space at another location in Goleta, California on April 9, 2004. The lease commenced on April 15, 2004 and has a term of five years and one half month. Monthly rent is scheduled at $15,642.

Minimum future rental payments under non-cancelable operating leases as of December 31, 2003 for each of the next five years and in the aggregate are as follows:


2004          $     109,494
2005                187,704
2006                187.704
2007                187,704
2008                187,704
Thereafter           62,568
                    -------
Total         $     922,878



9.     CONCENTRATION  OF  CREDIT  RISK

The Company sells a substantial portion of its product to one customer. During the period ended December 31, 2003, sales to that customer aggregated $138,820. At December 31, 2003, amounts due from that customer included in trade accounts receivable, were $93,714.

10.     SUBSEQUENT  EVENTS

The Company effectuated a 344.33 to 1 reverse stock split of its common stock on February 9, 2004. All shares have been stated to retroactively affect this reverse stock split.



                                        10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NeWave,  Inc.

By:  /s/  Michael  Hill
---------------------------
Michael  Hill,  Chief  Executive  Officer

Dated:  September  2,  2004